BlackRock Financial Institutions Series Trust

BlackRock Summit Cash Reserves Fund

(the “Fund”)

Supplement dated November 19, 2018 to the

Investor A Shares

Summary Prospectus of the Fund, dated as of July 27, 2018, as supplemented to date

Effective as of November 19, 2018, BlackRock Advisors, LLC has contractually agreed to cap net expenses of Investor A Shares of the Fund. To achieve this expense cap, BlackRock has agreed to waive and/or reimburse fees or expenses if the annual fund operating expenses of Investor A Shares of the Fund, excluding certain expenses described in the summary prospectus, exceed a certain limit. Accordingly, the summary prospectus is amended as follows:

Effective as of November 19, 2018, the section of the summary prospectus entitled “Key Facts About BlackRock Summit Cash Reserves Fund—Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information about these fees and expenses is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock Advisors, LLC (“BlackRock”), The PNC Financial Services Group, Inc. and their respective affiliates) (each a “Financial Intermediary”) and in the “Details About the Share Classes” and the “Intermediary-Defined Sales Charge Waiver Policies” sections on pages 11 and A-1, respectively, of the Fund’s prospectus and in the “Purchase of Shares” section on page II-28 of Part II of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None [1]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares
Management Fee	0.50%
Distribution (12b-1) Fees	None
Other Expenses	0.43%
Total Annual Fund Operating Expenses	0.93%
Fee Waivers and/or Expense Reimbursements[2]	(0.51)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.42%

[1]

There is no contingent deferred sales charge (“CDSC”) on Investor A Shares purchased directly. However, a CDSC of up to 1.00% may apply to certain redemptions of the Fund’s Investor A Shares purchased in an exchange transaction for Investor A Shares of a non-money market fund advised by BlackRock or its affiliates (each a “Non-Money Market BlackRock Fund”) where no initial sales charge was paid at time of purchase of such Non-Money Market BlackRock Fund as part of an investment of $1,000,000 (lesser amounts may apply depending on the Non-Money Market BlackRock Fund) or more. The Investor A Shares CDSC is only charged upon redemptions of Investor A Shares within 18 months after you originally acquired such Investor A Shares of the Non-Money Market BlackRock Fund, unless you qualify for a waiver. There is no CDSC charged on redemptions if you have owned your Investor A Shares for more than 18 months (as measured from your original purchase of Investor A Shares that you exchanged into Investor A Shares of the Fund).

[2]

As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 23, effective November 19, 2018, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.42% for Investor A Shares through August 31, 2021. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$43	$192	$412	$1,047

Effective immediately, the summary prospectus is amended to remove all references to the Fund’s Investor B Shares in their entirety.

Shareholders should retain this Supplement for future reference.

SPRO-SUMMA-1118SUP

2